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                                                                    EXHIBIT 23.1


         CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-81168.


                                        /s/ ARTHUR ANDERSEN LLP


Orange County, California
April 29, 1998